Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of QueryObject Systems Corporation (the "Company") on Form 10-Q for the quarterly period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Pess, President, Chief Executive Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel Pess
November 19, 2008	Daniel Pess
President and Treasurer (Principal Executive, Financial and Accounting Officer)